Document Prepared by:
Bennett Main Gubbrud & Willert, P.C.
618 State Street Belle Fourche, SD 57717
(605) 892-2011

SHORT FORM OF EXPLORATION AND MINING LEASE AND OPTION TO PURCHASE PROPERTY AGREEMENT "BLOCK C"

SHORT FORM ("Short Form") OF EXPLORATION AND MINING LEASE AND OPTION TO PURCHASE PROPERTY AGREEMENT "BLOCK C" ("Agreement") dated as of April 5, 2017 ("Effective Date") is made and entered into by and between **TRUCANO NOVELTY, INC.**, a South Dakota Corporation, whose address is 155 Sherman St., Deadwood, South Dakota 57732, (herein referred to as "Owner"), and **DAKOTA TERRITORY RESOURCE CORP**, a Nevada Corporation, whose address is 10580 N. McCarran Blvd., Building 115 – 208, Reno, Nevada 89503, (herein referred to as "Lessee").

1. PROPERTY.

Fidelity, Cresson, Danube, Confidence, Perhaps, Combination No. 1, Combination No. 2 and Cuba patented lode claims, M.S. 1644, located in Section 21, T5N, R3E, B.H.M., Lawrence County, South Dakota and comprising 60.80 acres, more or less (the "Property").

Subject to any and all easements, reservations and restrictions of record in the Office of Lawrence County Register of Deeds, Deadwood, South Dakota as at the Effective Date of the Agreement.

2. TERM OF AGREEMENT. The initial term of this Agreement shall commence on the Effective Date and shall expire five (5) years after the Effective Date, unless the Agreement is sooner terminated, canceled or extended.

3. LEASE AND TERMS. Owner desires to lease the Property to Lessee for the purposes of exploration for minerals and the development and mining of any minerals discovered

on the Property.

4. OPTION AND TERMS. At any time during the Term of the Agreement, Lessee may in its sole discretion exercise the option to purchase the Property by payment of the Purchase Price to Owner. Upon full payment, Owner agrees to convey the Property to Lessee by Quitclaim Deed. The purchase of the Property shall terminate the Agreement and Lessee's obligation to make all lease payments scheduled to be made after exercising the option to purchase the Property.

5. TERMINATION.

a. **Lessee's Termination.** Lessee may at any time terminate the Agreement by giving written thirty (30) days notice to Owner.

b. **Owner's Termination.** Owner may terminate the Agreement by giving sixty (60) days written notice to Lessee of Lessee's failure to perform any of its obligations under the Agreement, including failure to make scheduled payments.

6. ADDITIONAL TERMS. Additional terms and conditions are contained in the full Exploration and Mining Lease and Option to Purchase Property Agreement "Block C" between the parties. This Short Form shall not modify the full Agreement.

TRUCANO NOVELTY, INC.	DAKOTA TERRITORY RESOURCE CORP
MICHAEL TRUCANO President	GERALD ABERLE Vice President and COO

STATE OF SOUTH DAKOTA)
) SS.
COUNTY OF LAWRENCE)

On this 5th day of April, 2017, before me, the undersigned officer, personally appeared Michael Trucano, known to me, or satisfactorily proven to be the person whose name is subscribed to the foregoing Short Form of Exploration and Mining Lease and Option to Purchase Property "Block C" and acknowledged that he, being fully authorized to do so as President of Trucano Novelty, Inc., executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(Seal)

TODD MITCHELL NOTARY Seal PUBLIC STATE OF SOUTH DAKOTA

Notary Public
My Commission Expires: 7-21-2022

STATE OF SOUTH DAKOTA)
) SS.
COUNTY OF LAWRENCE)

On this 5TH day of April, 2017, before me, the undersigned officer, personally appeared Gerald Aberle, known to me, or satisfactorily proven to be the person whose name is subscribed to the foregoing Short Form of Exploration and Mining Lease and Option to Purchase Property "Block C" and acknowledged that he, being fully authorized to do so as Vice President and COO of Dakota Territory Resource Corp, executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Todd Mitchell
Notary Public
My Commission Expires: 7-21-2022

(SEAL) TODD MITCHELL NOTARY Seal PUBLIC STATE OF SOUTH DAKOTA

Doc #: 2017-01453
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